Exhibit 10.3

                NOTARIZED CERTIFICATE OF CHIEF EXECUTIVE OFFICER OF

                                 Empire Global Corp

                                     (Two Pages)


The undersigned, MICHELE CIAVARELLA, is the duly elected Chief Executive Officer of Empire Global Corp, a Delaware corporation (the "Company").

I hereby warrant and represent that I have undertaken a complete and thorough review of the Company's corporate and financial books and records, including, but not limited to, the Company's records relating to the following:

(A) The execution of that certain Investment Agreement and Registration Rights Agreement dated July 20, 2015 (the "Investment Agreement Date") with Tangiers Investment Group, LLC (the "Investor") to invest up to the amount of $5,000,000 (the "Investment Agreement");

(B) The Company's Board of Directors duly approved the Investment Agreement with the Investor;

(C) To my best knowledge and after completing the aforementioned review of the Company's stockholder and corporate records, I am able to certify that the Investor (and the persons affiliated with the Investor) are not officers, directors, or directly or indirectly, ten percent (10.00%) or more stockholders of the Company and none of said persons has had any such status in the one hundred (100) days immediately preceding the date of this Certificate;

(D) The Company's Board of Directors have approved duly adopted resolutions approving instructions to the Company's Stock Transfer Agent to Reserve a sufficient number of shares of common stock for issuance pursuant to the Investment Agreement, dated July 20, 2015;

(E)  Mark the appropriate selection:

___ The Company represents that it is not a "shell company," as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, and has never been a shell company, as so defined; or

_X_ The Company represents that (i) it was a "shell company," as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, (ii) since August 15, 2014, it has no longer been a shell company, as so defined, and (iii) on August 19, 2014, it provided Form 10-type information in a filing with the Securities and Exchange Commission.

(F) I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be "affiliates," as that term is defined in Rule 144(a)(1) of the Securities Act of 1933, as amended.

(G) I understand that all of the representations set forth in this Certificate will be relied upon by counsel to Tangiers Investment Group, LLC in connection with the preparation of a legal opinion.






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I hereby affix my signature to this Notarized Certificate and hereby confirm the accuracy of the statements made herein.

Signed:______________________________________               Date:  July 20, 2015

Name:  Michele Ciavarella
Title: C.E.O.


SUBSCRIBED AND SWORN TO BEFORE ME ON THIS ___20th__  DAY OF July, 2015.

                                                    Commission Expires: Lifetime


                                                    ____________________________
                                                    Notary Public
                                                    Julian L. Doyle



       [SIGNATURE PAGE OF NOTARIZED CERTIFICATE OF CHIEF EXECUTIVE OFFICER]